     As filed with the Securities and Exchange Commission on March 27, 1997
                                                                File No. 2-77092
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/

               PRE-EFFECTIVE AMENDMENT NO.                            / /

               POST-EFFECTIVE AMENDMENT NO. 16                        /X/

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/

               AMENDMENT NO. 16

                        GENERAL SECURITIES, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                  5100 EDEN AVENUE, SUITE 204, EDINA, MN  55435
             (Address of Principal Executive Offices)     (Zip Code)

       Registrant's Telephone Number, including Area Code:  (612) 927-6799

                                                          Copy to:
          JOHN P. ROBINSON                             JOHN R. HOUSTON
  GENERAL SECURITIES, INCORPORATED               LINDQUIST & VENNUM P.L.L.P.
     5100 EDEN AVENUE, SUITE 204                       4200 IDS CENTER
        EDINA, MINNESOTA 55435                   MINNEAPOLIS, MINNESOTA 55402
(Name and Address of Agent for Service)

                         ------------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that the filing will become effective (check appropriate box):

     / /  immediately upon filing pursuant to paragraph (b)

     /X/  on March 31, 1997 pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)(1)

     / /  on (date) pursuant to paragraph (a)(1)

     / /  75 days after filing pursuant to paragraph (a)(2)

     / /  on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

          / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         ------------------------------

     Registrant has elected to register an indefinite number of shares of its Common Stock, $.01 par value, pursuant to Rule 24f-2 under the Investment Company Act of 1940 and filed with the Commission on January 27, 1997 a Rule 24f-2 Notice for the most recent fiscal year.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        GENERAL SECURITIES, INCORPORATED

                       REGISTRATION STATEMENT ON FORM N-1A

                              CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER
-----------
                                                                      PROSPECTUS
PART A    PROSPECTUS CAPTION                                         PAGE NUMBER
--------------------------------------------------------------------------------

1.        Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
2.        Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . 2
3.        Financial Highlights . . . . . . . . . . . . . . . . . . . . . . 4
4.        Investment Objectives and Policies . . . . . . . . . . . . . . . 5
5.(a-c)   Management of the Fund . . . . . . . . . . . . . . . . . . . . . 5
  (d-e)   Management of the Fund; General
          Information - Investment Advisor, Manager,
          Underwriter and Distributor;
          General Information - Custodian and
          Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . .5, 16
  (f-g)   Management of the Fund . . . . . . . . . . . . . . . . . . . . . 5
5A.       *
6.(a)     General Information - Capital Stock. . . . . . . . . . . . . . .12
  (b)     Management of the Fund . . . . . . . . . . . . . . . . . . . . . 5
  (c-d)   General Information - Capital Stock. . . . . . . . . . . . . . .12
  (e)     Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  (f-g)   Distribution Policy and Tax Status . . . . . . . . . . . . . . . 9
  (h)     *
7.(a-b)   Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . 7
  (c)     Shareholder Services . . . . . . . . . . . . . . . . . . . . . .11
  (d)     Purchase of Shares . . . . . . . . . . . . . . . . . . . . . . . 7
  (e)     *
  (f)     *
  (g)     *
8.        Redemption of Shares . . . . . . . . . . . . . . . . . . . . . . 9
9.        *

          STATEMENT OF ADDITIONAL                        STATEMENT OF ADDITIONAL
PART B     INFORMATION CAPTION                           INFORMATION PAGE NUMBER
--------------------------------------------------------------------------------

10.       Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
11.       Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
12.       *
13.       Investment Objectives and Policies . . . . . . . . . . . . . . . 2

14.(a)    Management of the Fund . . . . . . . . . . . . . . . . . . . . . 3
   (b-c)  Management of the Fund; Investment
          Advisory, Management and Distribution
          Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .3,5
15.(a-b)  *
   (c)    Management of the Fund - Directors
          and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . 3
16.(a-d)  Investment Advisory, Management and
          Distribution Services. . . . . . . . . . . . . . . . . . . . . . 5
   (e-g)  *
   (h)    See Part A - General information . . . . . . . . . . . . . . . . -
   (i)    *
17.       Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
18.       *
19.(a)    See Part A - Purchase of Shares;
           Shareholder Services. . . . . . . . . . . . . . . . . . . . . . 11
   (b)    Determination of Net Asset Value;. . . . . . . . . . . . . . . . 9
           See Part A - Purchase of Shares
   (c)    *
20.       *
21.       *
22.       Calculation of Performance Data. . . . . . . . . . . . . . . . .10
23.       Financial Statements . . . . . . . . . . . . . . . . . . . . . .16

PART C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

---------------

*Not Applicable.

                        GENERAL SECURITIES INCORPORATED
              5100 Eden Avenue, Suite 204, Edina, Minnesota 55436
                            Telephone (612) 927-6799

--------------------------------------------------------------------------------

     LOGO           General   Securities,   Incorporated  (the   "Fund")   is  a
   FOCUS ON     diversified open- end management investment company which  seeks
     ----       possible  long-term  capital  appreciation  and  preservation of
     TQM        capital for  its shareholders  with  reasonable risk.  The  Fund
     ----       invests  primarily,  but  not  exclusively,  in  selected common
TOTAL QUALITY   stocks of  companies that  have implemented  Total Quality  Man-
  MANAGEMENT    agement or Continuous Quality Improvement principles.
  COMPANIES
                    This  Prospectus  sets  forth  concisely  the  information a prospective investor should know  before investing in the  Fund.
                Investors  should  read and  retain  this Prospectus  for future reference. A Statement of Additional Information dated March 31,
                1997 (the  "Statement  of Additional  Information"),  containing additional  information about the Fund,  has been filed with the
                Securities and  Exchange Commission  (the "Commission")  and  is
                hereby incorporated by reference into this Prospectus. A copy of the  Statement of Additional Information can be obtained without charge by  telephone  or written  request  to the  Fund  at  the address  and telephone  number printed  above. In  addition, the
                Commission maintains  a Website  at  http:// www.sec.gov    that
                contains   this   Prospectus,   the   Statement   of  Additional
                Information and certain other electronic filings made by the Fund with the Commission.

                                    ------------------------

                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         THE DATE OF THIS PROSPECTUS IS MARCH 31, 1997.

                        GENERAL SECURITIES INCORPORATED

                               PROSPECTUS SUMMARY

    THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS APPEARING ELSEWHERE IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION.

THE FUND

    The Fund is an open-end diversified management investment company which continuously offers its shares of Common Stock to prospective purchasers and also offers to redeem its shares at current net asset value.

INVESTMENT OBJECTIVES

    The investment objective is to select securities with a view to possible long-term capital appreciation and preservation of capital. Consistent with that objective, the Investment Advisor believes companies implementing a Total Quality Management ("TQM") approach or using Continuous Quality Improvement ("CQI") practices throughout the company is, in general, best positioned for superior growth as a result of the internal disciplines imposed by TQM and CQI principles. The Investment Advisor has and intends to invest most of the Fund's assets in common stocks, particularly common stocks of companies that have implemented TQM or CQI principles. However, investments in corporate bonds or debentures, United States Government securities and other types of securities have and will be made as economic conditions dictate. The Investment Advisor attempts to diversify investments (subject to certain restrictions set forth herein) as a matter of course as to individual companies and as to industries most likely to achieve these objectives. No guarantee can be made that these objectives will be achieved, and inherent in this policy are risks of unpredictable market fluctuations. See "INVESTMENT OBJECTIVES AND POLICIES."

EXPENSES

    The following table summarizes certain shareholder transaction and Fund operating expenses.

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases......................................       None
  Maximum Deferred Sales Load..................................................       None
  Maximum Sales Load Imposed on Reinvested Dividends...........................       None
  Redemption Fees..............................................................       None(1)
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees..............................................................       .60%
  Administrative Fees..........................................................       .40%
  Other Expenses (after expense reimbursement).................................       .50%(2)
                                                                                 ---------
    Total Fund Operating Expenses..............................................      1.50%(2)

------------------------
(1) The Fund charges $20 for wire transfer of redemption proceeds. See "REDEMPTION OF SHARES -- EXPEDITED WIRE REDEMPTION."

(2) Without an expense reimbursement, Other Expenses and Total Fund Operating Expenses would have been .52% and 1.52%, respectively, in fiscal 1996.

EXAMPLE                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
You would pay the following expenses (rounded) on
 a $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of each time
 period: .........................................  $  15    $   47    $   82    $   179

The table is intended to assist in assessing the various costs and expenses which an investor will bear, directly or indirectly, with respect to an investment in the Fund. Expenses have been restated to reflect current expenses. For a complete description of these expenses, see "MANAGEMENT OF THE FUND;" "PURCHASE OF SHARES;" "REDEMPTION OF SHARES" and Statement of Additional Information. The table set forth above utilizes a 5% annual rate of return as mandated by Commission regulations. The expenses or the annual rate of return should not be considered a representation of past or future expenses or the annual rate of return. Actual future expenses or the annual rate of return may be greater or lesser than those shown.

MANAGEMENT OF THE FUND

    Robinson Capital Management, Inc. ("Robinson Capital") serves as Investment Advisor to the Fund pursuant to an Investment Advisory Agreement and manages the Fund's business affairs pursuant to a Management Agreement. Robinson Capital is an investment advisory firm controlled by John P. Robinson who has acted as the Fund's President and has served on the Board of Directors since the Fund's inception in 1951. The Fund currently acts as its own underwriter and distributor in connection with the sale of the Fund's shares. See "MANAGEMENT OF THE FUND" and "PURCHASE OF SHARES."

RISK FACTORS

    There is no assurance that the investment objectives of the Fund will be achieved or that a focus on investments in companies implementing TQM or CQI principles will provide a greater return than investments in other companies. The returns and per share net asset value of the Fund will regularly fluctuate, as the Fund is subject to market and financial risks. Market risk is the potential for fluctuations in the price of a security because of market factors. For equity securities, market risk is the possibility of change in price caused by stock market price changes; for debt securities, market risk is the possibility that the price will fall because of changing interest rates. Financial risk is based on the financial situation of the issuer. For equity securities, financial risk is the possibility that the price of the security will fall because of poor earnings performance by the issuer. For debt securities, financial risk is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Fund. The Fund also invests in U.S. Government securities, the market value of which is not guaranteed and will fluctuate. Although investments in U.S. Government securities provide protection against financial risk, they do not protect investors against price changes due to market risk. See "INVESTMENT OBJECTIVES AND POLICIES."

PURCHASE OF SHARES

    Shares of the Fund may be purchased directly from the Fund at a price equal to the net asset value, as determined at the close of business immediately following the receipt by the Fund of an application. The minimum purchase is $1,500 initially with a $100 minimum for subsequent purchases. There are no minimum amounts for reinvestment of dividends and capital gains distributions and the Investment Advisor retains the right to waive the minimum purchase amount in its sole discretion. See "PURCHASE OF SHARES."

REDEMPTION OR REPURCHASE OF SHARES

    Shares may be redeemed at net asset value without charge. See "REDEMPTION OF SHARES."

DISTRIBUTION POLICY

    Distribution of substantially all income is made quarterly with distribution of realized long- and short-term capital gains, if any, made in December. See "DISTRIBUTION POLICY AND TAX STATUS."

                              FINANCIAL HIGHLIGHTS

    The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report appears in the Statement of Additional Information. The performance discussion required by the Commission can be found in the Fund's Annual Report to Shareholders and will be made available without charge upon request.

                                                                      YEAR ENDED NOVEMBER 30,
                                 --------------------------------------------------------------------------------------------------
                                   1996      1995     1994*      1993      1992      1991      1990      1989      1988      1987
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, beginning of
 year...........................  $14.61    $12.08    $12.23    $12.36    $12.23    $10.37    $11.43    $10.91    $10.05    $11.71
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Operations:
   Investment income -- net.....     .17       .25       .20       .28       .49       .53       .38       .46       .25       .34
   Net realized and unrealized
     gains (losses) on
     investments................    2.46      3.49       .40       .39       .78      3.01      (.58)     1.95      1.65      (.99)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from operations...........    2.63      3.74       .60       .67      1.27      3.54      (.20)     2.41      1.90      (.65)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Distributions to shareholders:
   From investment income --
     net........................    (.17)     (.25)     (.21)     (.27)     (.46)     (.56)     (.49)     (.39)     (.22)     (.70)
   Excess distributions of net
     investment income..........    (.01)    --         (.02)    --        --        --        --        --        --        --
   From net realized gains......    (.98)     (.96)     (.52)     (.53)     (.68)    (1.12)     (.37)    (1.50)     (.82)     (.31)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total distributions to
 shareholders...................   (1.16)    (1.21)     (.75)     (.80)    (1.14)    (1.68)     (.86)    (1.89)    (1.04)    (1.01)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of year....  $16.08    $14.61    $12.08    $12.23    $12.36    $12.23    $10.37    $11.43    $10.91    $10.05
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total return**..................   18.15%    31.15%     4.89%     5.56%     9.65%    33.75%    (1.56%)   23.07%    18.07%    (5.44%)
Net assets, end of year (000's
 omitted)....................... $39,974   $32,541   $26,581   $26,331   $25,509   $21,957   $17,540   $16,980   $15,633   $14,360
Ratio of expenses to average
 daily net assets...............    1.50%     1.50%     1.50%     1.31%     1.32%     1.39%     1.47%     1.39%     1.46%     1.49%
Ratio of net investment income
 to average daily net assets....    1.11%     1.79%     1.69%     2.26%     3.69%     4.18%     3.40%     3.71%     2.23%     3.27%
Portfolio turnover rate.........      18%       24%       42%       30%       39%       54%       17%       54%       78%       77%
Average Brokerage Commission
 Rate***........................ $ .0918     --        --        --        --        --        --        --        --        --

  * From March 23, 1994 through November 30, 1994, The Fund's Investment Advisor was Alpha Source Asset Management, Inc., a wholly-owned subsidiary of Hamilton Investments, Inc. From March 23, 1994 through November 30, 1994, the Fund's Administrator was Hamilton Investments, Inc. Prior to March 23, 1994, the Fund's Investment Advisor and its Administrator was Craig-Hallum, a division of Hamilton Investments, Inc.

 ** These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

*** Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period by the total number of related shares purchased and sold.

                       INVESTMENT OBJECTIVES AND POLICIES

    The Fund was incorporated in Minnesota on February 27, 1951 and has been in operation as a diversified, open-end management investment company since that time.

INVESTMENT OBJECTIVES

    The Fund's purpose is to provide a means for investors to combine their capital, diversify their investments and secure the advantages of continuous and informed management to obtain possible capital appreciation consistent with reasonable risk. The investment objective is to select securities with a view to possible long-term capital appreciation and preservation of capital. Consistent with that objective the Fund believes companies implementing a TQM approach or using CQI practices throughout the company is, in general, best positioned for superior growth and is most likely to weather any economic downturn. Also, the Fund's search for companies with a commitment to total quality management or continuous quality improvement often yields strong companies poised for growth which are relatively unnoticed because they may be outside the so-called "glamour" industries. There can be no assurance that the objective of the Fund will be realized.

    When determining whether a company being considered as an investment candidate implements TQM or CQI principles, the Investment Advisor reviews public reports by the company and then, if necessary, interviews representatives of the company to discuss TQM and CQI implementation within the company. As a result of review, the Investment Advisor develops a judgment, principally subjective, of the degree of commitment of the company to TQM and CQI principles and the stage of full implementation of those principles. Once an investment is made by the Fund, the Investment Advisor continually monitors, reviews and evaluates the company's performance. If a portfolio company is determined to have dropped its TQM or CQI focus, or otherwise to have ceased to meet performance expectations, the policy of the Investment Advisor is to sell the Fund's shares in that company.

    From time to time the Fund may also invest in selected corporate bonds or debentures rated at the time of purchase as A or above by Moody's Investors Service or Standard & Poors. In addition, when the Investment Advisor believes that market conditions warrant a temporary defensive position, the Fund periodically invests in United States Treasury bills, notes and bonds and may in the future consider investments in certificates of deposit and bank depository accounts of banks which have total assets in excess of $500 million. Management attempts to diversify investments (subject to certain restrictions) as a matter of course as to individual companies and as to industries most likely to achieve these objectives. No guarantee can be made that these objectives will be achieved, and inherent in this policy are risks of unpredictable market fluctuations.

    The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

                             MANAGEMENT OF THE FUND

    The officers of the Fund, along with Robinson Capital, the Investment Advisor and Administrator, manage the Fund's investment activities and day-to-day operations, subject to supervision by the Board of Directors. The Board of Directors sets broad policies for the Fund and chooses the Fund's officers and the companies that provide the Fund with services. A team led by John P. Robinson, Chairman of the Board and President of the Fund and the sole director, President and controlling shareholder of Robinson Capital and including Mark D. Billeadeau, Winfield S. Holland and Craig H. Robinson, each a Vice President of the Fund and an officer of Robinson Capital, serve as the Fund's principal portfolio managers. Mr. John P. Robinson has managed the Fund since 1951 and Messrs. Mark D. Billeadeau, Winfield S. Holland and Craig H. Robinson have been involved in fund management since 1996, 1984 and 1996, respectively. Messrs. John P. Robinson and Winfield S. Holland were employees of Craig-Hallum and then Hamilton Investments until November 30, 1994. Robinson Capital is a Minnesota corporation with offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. Robinson Capital does not serve as investment advisor to any other registered investment companies.

    Pursuant to an Investment Advisory Agreement which was approved by the Fund's shareholders on March 3, 1995, Robinson Capital provides the Fund all necessary information, advice, recommendation services and determinations relating to investments and portfolio management. Robinson Capital has acted as Investment Advisor and Administrator for the Fund from December 1, 1994. Orders for securities are placed by Robinson Capital with the view to obtaining the best combination of price and execution available. Robinson Capital attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition. Robinson Capital is authorized to place orders with various broker-dealers, subject to all applicable legal requirements. Robinson Capital may also place orders with broker-dealers that sell the Fund's shares, provided Robinson Capital believes the price and execution are comparable to other broker-dealers. A greater spread, discount or commission may be paid to broker-dealers that provide research services, which may be used by Robinson Capital in managing assets of its clients, including the Fund. Although it is believed that research services received directly or indirectly benefit all of Robinson Capital's clients, the degree of benefit varies by account and is not directly related to the commissions or remuneration paid by the account.

    As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. While the advisory fee paid Robinson Capital is comparable to the advisory fee paid by other mutual funds, the total expenses of the Fund are higher than total expenses paid by most mutual funds, many of which have net assets that are substantially larger than the net assets of the Fund. For the fiscal year ended November 30, 1996, the advisory fees paid Robinson Capital were $225,164.

    Robinson Capital also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business pursuant to a Management Agreement which was approved by the Fund's shareholders on March 3, 1995. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents. In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital a management administration fee, payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund, plus out-of-pocket expenses incurred in connection with shareholder servicing activities such as postage, data entry, stationery, tax forms and other printed material. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

    The Fund serves as its own underwriter and distributor of its shares.

    Investors Fiduciary Trust Company ("IFTC"), 1004 Baltimore, 7th Floor, P.O. Box 419249, Kansas City, Missouri 64105-6249, serves as the Fund's Transfer and Dividend Paying Agent ("Transfer Agent") and Custodian. IFTC maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by IFTC and approved by the Board of Directors.

    The Fund pays the investment management advisory fee, administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses. However, Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1 1/2% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1 1/4% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. During the fiscal year ended November 30, 1996, total expenses of the Fund amounted to $571,297, of which $8,514 was reimbursed by Robinson Capital. Net expenses of the Fund for the year ended November 30, 1996 were $562,783, or 1.50% of average net assets.

                               PURCHASE OF SHARES

    Shares of the Fund may be purchased directly from the Fund or through authorized investment dealers. Initial investments in the Fund may be made by mailing a completed application, together with a check for the total purchase price, to General Securities, Incorporated, c/o IFTC, P.O. Box 419249, Kansas City, Missouri 64105-6249, or by contacting an authorized investment dealer. Initial investments may also be made by submitting a completed application and check to an authorized investment dealer who will forward them to the Fund's Transfer Agent. The dealer is responsible for transmitting the order promptly to the Transfer Agent in order to permit the investor to obtain the current price. Subsequent purchases in the Fund may be made by mailing a check directly to the Transfer Agent at General Securities, Incorporated, c/o IFTC, P.O. Box 419249, Kansas City, Missouri 64105-6249, or by contacting an authorized investment dealer. Checks should be made payable to General Securities, Incorporated, subsequent purchases should indicate the account number on the check and checks must be drawn on a U.S. bank or its foreign branch or subsidiary and must be payable in U.S. dollars. Third party checks, except those payable to an existing shareowner who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 days. Initial and subsequent investments may also be made by wiring Federal Funds to Investors Fiduciary Trust Company; Routing #ABA 101003621; Deposit Account: Bank Account 7523491; From: Shareholder Name, Address, Tax Identification Number-For purchase of: General Securities, Incorporated shares. In order for a wire investment to be processed on the same day, (1) the investor must notify the Transfer Agent of his or her intention to make such investment by 12:00 noon Eastern time on the day of his or her investment by calling the Transfer Agent at 1-800-939-9990; and (2) the wire must be received by 4:00 p.m. Eastern time that same day.

    Shares of the Fund may also be purchased through a "Servicing Organization" which is a broker-dealer, bank or other financial institution that purchases shares for its customers. When shares are purchased this way, the Servicing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a Servicing Organization generally will be set by the Servicing Organization. Servicing Organizations may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. Thus, an investor contemplating investing with the Fund through a Servicing Organization should read materials provided by the Servicing Organization in conjunction with this Prospectus.

    Although Servicing Organizations will sell and redeem shares at net asset value, they may charge their customers a fee in connection with services offered to customers. Shares held through a Servicing Organization may be transferred into the investor's name following procedures established by the investor's Servicing Organization and the Fund's Transfer Agent. Certain Servicing Organizations may receive compensation from Robinson Capital.

    The Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders in whole or in part. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally are permitted to continue to purchase additional shares and to have dividends reinvested.

    Shares may be purchased in any amount not less than $1,500 initially with a $100 minimum on subsequent investments (reduced pursuant to the Low Minimum Initial Investment Plan/Automatic Investment Plan described below and subject to waiver at the discretion of the Investment Advisor). Dividends and capital gains distributions, if any, will be reinvested regardless of amount at the net asset value determined on the distribution date, unless requested in cash, although they will be taxable in the manner set forth in the section of this Prospectus entitled DISTRIBUTION POLICY AND TAX STATUS. When the dollar amount of a purchase is not evenly divisible by the current price of shares, the purchaser will receive a number of whole shares plus a fractional share which is proportionately the same as a whole share. Investments may thus be made in any dollar amount (subject to the minimum described above) regardless of the current price of shares.

    The Fund is offering its shares at a public offering price equal to the next determined net asset value per share. Net asset value is based upon and varies with changes in the market value of securities owned by the Fund and is determined for purposes of a purchase at the close of business immediately following the receipt of a subscription by the Fund. Subscription forms and other information concerning the purchase of shares may be obtained from the Fund at the address and telephone number listed on the cover page of this Prospectus or from securities dealers offering shares of the Fund. Stock certificates will not be issued.

    Shares of the Fund may be purchased at a price equal to their net asset value. The net asset value of a Fund share is the proportionate interest of each share (or a fractional share) in the net corporate assets. It is computed not less frequently than once daily. For the purposes of determining the net corporate assets, securities are valued, as of the market close New York time, on the basis of the last sale (if a sale occurred that day). If no sale occurred that day, securities traded on a national securities exchange are valued at the last bid price, whereas securities traded on the Nasdaq National Market System or in the over-the-counter market are valued at the mean between the last bid and asked price, in all cases excluding brokerage commissions and odd lot premiums.

                       DISTRIBUTION POLICY AND TAX STATUS

    The Fund follows a policy of distributing substantially all income on a quarterly basis to shareholders; it distributes realized capital gains, both long- and short-term, if any, on an annual basis to shareholders.

    As an investment company, and so long as certain diversification of assets and source of income requirements prescribed by the Internal Revenue Code are met and at least 90% of its "investment company taxable income" plus certain other amounts are distributed to its shareholders, the Fund is allowed to deduct certain dividends paid to shareholders and "pass through" the tax character of certain dividends and long-term capital gains to shareholders who receive dividend distributions. The Fund has always qualified for such tax treatment (including with respect to the last fiscal year) and intends to continue to do so.

    Distributions from dividend and interest income, including short-term capital gains, whether paid in cash or reinvested in shares, are taxable to shareholders as ordinary income for federal income tax purposes.

    Long-term capital gains distributions, whether paid in cash or reinvested, will, for federal income tax purposes, be taxable as long-term capital gains to shareholders regardless of the length of time Fund shares have been owned by shareholders, but will not be eligible for the dividends received deduction generally available to corporate shareholders. If the net asset value of shares should be reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment, the shareholder's basis in the Fund's shares would remain unchanged and the distribution would be taxable as stated above. Accordingly, it may not necessarily be advantageous for a shareholder to purchase shares in anticipation of the payment of dividends or of capital gain distributions.

    Pursuant to the Omnibus Budget Reconciliation Act of 1993, an individual's net long-term capital gains are taxed at a maximum rate of 28%, while an individual's ordinary income and net short-term capital gains are taxed at a maximum rate of 39.6%. However, a corporation's net long-term capital gains continue to be taxed at the corporate ordinary income tax rate, which is 35%. The preceding discussion is based on the Internal Revenue Code of 1986, as amended, regulations, rulings and decisions in effect on the date of this Prospectus, all of which are subject to change. This summary does not discuss any aspect of state, local or foreign taxation and does not discuss all the tax considerations that may be relevant to particular shareholders in light of their personal investment circumstances, or to certain types of shareholders that may be subject to special tax rules. Shareholders should consult their own tax advisors concerning the application to distributions of federal, state, local, foreign or other tax laws.

                              REDEMPTION OF SHARES

    SELLING YOUR SHARES. You may redeem all or a portion of your shares on any day that the New York Stock Exchange is open. Your shares will be redeemed at the next net asset value calculated after the Transfer Agent has received a properly executed redemption request. Payment for shares will be made as promptly as practicable but in no event later than seven days after receipt of a properly executed request. When the Fund is requested to redeem shares for which it may not have yet received good payment, it may delay the mailing of a redemption draft until it has determined that collected funds have been received for the purchase of such shares, which may take up to 15 days from the purchase date.

    SELLING BY TELEPHONE. If the proceeds of the redemption are $50,000 or less and the proceeds are to be payable to the shareholder(s) of record and mailed to the address of record, normally a telephone request by any one account owner is sufficient for redemptions unless the account application has denied such privilege. Telephone requests may be made by calling 1-800-939-9990. Institutional account owners may exercise this special privilege of redeeming shares by telephone request subject to the same conditions as individual account owners provided that this privilege has been pre-authorized by the institutional account owner by written instruction to the Transfer Agent with signatures guaranteed. This privilege of redeeming shares by telephone request may not be used if any address change for the shareholder's account has been effected within 30 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement the telephone redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time. Additional information concerning telephone redemptions appears under the section entitled "Important Information."

    EXPEDITED WIRE REDEMPTION. If you give authorization for expedited wire redemption, shares of the Fund can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. Requests received by the Transfer Agent prior to the close of the Exchange (currently 4:00 p.m. Eastern time) will result in shares being redeemed that day at the next deter-mined net asset value of the Fund and normally the proceeds being sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to 7 days if the Investment Advisor deems it appropriate under then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at 1-800-939-9990. The Fund cannot be responsible for the efficiency of the Federal wire system or the shareholder's financial institution. The Fund currently charges $20 for wire transfer of redemption proceeds. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to the Transfer Agent. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement the expedited redemption privilege.

    SELLING BY MAIL. When shares are held for the account of a shareholder by the Transfer Agent, the shareholder may redeem them by making a written request to the Transfer Agent, Attention: Redemption Department, PO. Box 419249, Kansas City, Missouri 64105-6249. If the proceeds of the redemption are $50,000 or less on an account, no signature guarantee will be required, unless a change in address for the shareholder's account has been effected within 30 days of the redemption request. For all other redemptions, signatures must be guaranteed by a bank, broker/dealer, municipal securities broker, government securities dealer or broker, credit union, savings association, national securities exchange, registered securities association or clearing agency. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (currently known as "STAMP-SM-"). Guarantees from institutions or individuals who do not provide reimbursement in case of fraud, such as notaries public, will not be accepted. Further documentation may be requested from institutional or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request must be signed by all registered owners exactly as the account is registered, including any special capacity of the registered owner. The Fund currently charges for actual costs of special delivery service of redemption proceeds.

    IMPORTANT INFORMATION. The Transfer Agent employs procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of telephone instructions. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions, neither the Transfer Agent nor the Fund would be liable for any losses from unauthorized or fraudulent instructions. However, if such reasonable procedures are not followed, the Transfer Agent and the Fund may be liable for losses due to unauthorized telephone transactions.

    MINIMUM ACCOUNT BALANCE REQUIREMENT. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem a shareholder account that falls below the minimum investment level, currently $1,500, unless the shareholder account falls below the minimum due to changes in the market value of the portfolio. Currently, Individual Retirement Accounts, employee benefit plan accounts, Employer Sponsored Payroll Deduction Plans and other accounts with respect to which the Investment Advisor, in its sole discretion, has waived the minimum purchase amount, are not subject to this procedure. You will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the account.

                              SHAREHOLDER SERVICES

    The following shareholder services are offered by the Fund. For further information regarding the details of these services, see the Statement of Additional Information or contact the Fund.

    LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN. A shareholder may automatically purchase additional shares of the Fund through the Low Minimum Initial Investment Plan or Automatic Investment Plan. The minimum initial investment in the Fund is $1,500. However, the Low Minimum Initial Investment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for a one year period. Under these Plans, monthly investments (minimum $100, except where reduced in certain cases by the Fund) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's account. By enrolling in either Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges, the same bank, savings and loan or credit union account must be designated for both the Automatic Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within five days after the Transfer Agent has received the written request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The payment of proceeds from the redemption of Fund shares purchased through the Automatic Investment Plan may be delayed to allow the check or transfer of funds for payment of the purchase to clear, which may take up to 15 calendar days from the purchase date. If a shareholder cancels the Low Minimum Initial Investment Plan before a one year period, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,500. The Fund may terminate or modify this privilege at any time.

    IRA PLAN, SEP-IRA PLAN AND SIMPLE IRA PLANS. An Individual Retirement Account ("IRA") is available for all working individuals who receive compensation for services rendered. A $12 per year maintenance fee is imposed on IRA accounts. In addition, individuals covered by an employer sponsored Savings Incentive Match Plan for employees ("SIMPLE Plan") or Simplified Employee Pension-IRA Plan ("SEP-IRA Plan") may establish an IRA to which the employer can make tax deductible contributions as a uniform percentage of compensation. SIMPLE Plans are a form of qualified retirement plan authorized by tax law changes in 1996 that are available to employers who employ 100 or fewer employees and may be established after January 1, 1997. No new SEP-IRA Plans may be established after December 31, 1996. An IRA established pursuant to a SEP-IRA Plan or SIMPLE Plan may invest in the Fund.

    EMPLOYER SPONSORED QUALIFIED RETIREMENT PLANS. Employer sponsored pension plans and their related trusts that are qualified under the Internal Revenue Code, including so-called Section 401(k) salary reduction plans, may invest in mutual funds such as General Securities, Incorporated.

    AUTOMATIC WITHDRAWAL PLAN. The owner of $10,000 or more of Fund shares at net asset value may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. Shares are redeemed on the 5th business day from the end of the month so that the payee will receive payment approximately the first week of the following month. When receiving payments under the Automatic Withdrawal Plan, any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

    The Fund reserves the right to amend the Automatic Withdrawal Plan on thirty days written notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed. Additional information concerning signature guarantees appears under the section entitled "REDEMPTION OF SHARES -- SELLING BY MAIL."

                              GENERAL INFORMATION

CAPITAL STOCK

    General Securities, Incorporated is authorized to issue 10 million shares of the nominal par value of one cent per share. On March 3, 1997, there were 2,650,112 shares outstanding. All shares are fully paid, nonassessable, and transferable and have equal rights in earnings, in voting and on liquidation. There are no junior or senior securities and no preemptive rights. No securities senior to the shares of common stock can be issued.

    The shares have noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

INVESTMENT ADVISOR, MANAGER, UNDERWRITER AND DISTRIBUTOR

    Robinson Capital Management, Inc. acts as the Fund's Investment Advisor and its Administrator. The Fund acts as its own underwriter and distributor of its shares.

CUSTODIAN AND TRANSFER AGENT

    All securities and cash are deposited with Investors Fiduciary Trust Company, as Custodian. The Custodian has no supervision over management in such matters as the purchase and sale of securities and the payment of dividends. IFTC also acts as the Fund's Registrar and Transfer Agent.

LEGAL COUNSEL

    Lindquist & Vennum PLLP, Minneapolis, Minnesota, are counsel for the Fund.

INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to annual ratification by the Fund's Board of Directors.

REPORTS TO SHAREHOLDERS

    The fiscal year of the Fund ends on November 30 of each year. The Fund will send to its shareholders, at least semiannually, reports showing its portfolio securities and other information. An annual report containing financial statements audited by the Fund's independent auditors will be sent to shareholders each year.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

ADDITIONAL INFORMATION

    The Fund has filed with the Securities and Exchange Commission in Washington, D.C. a Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the securities offered hereby. This Prospectus does not contain all of the information set forth in the Registration Statement, as permitted by the rules and regulations of the Commission. The Statement of Additional Information included in the Registration Statement may be obtained by calling or writing the Fund or Robinson Capital at the address and telephone number set forth on the cover page of this Prospectus. For further information pertaining to the Fund and the shares offered hereby, reference is made to the Registration Statement and the exhibits thereto, which may be examined without charge at the Public Reference Room of the Commission at 450 Fifth Street, N.W, Washington, D.C. 20549, and copies thereof may be obtained from the Commission upon payment of the prescribed fees. In addition, the Commission maintains a Website at http://www.sec.gov that contains this Prospectus, the Statement of Additional Information and certain other electronic filings made by the Fund with the Commission.

PROSPECTUS
--------------------------------------------------------------------------------

CONTENTS

Prospectus Summary....................................     2
Financial Highlights..................................     4
Investment Objectives and Policies....................     5
Management of the Fund................................     5
Purchase of Shares....................................     7
Distribution Policy and Tax Status....................     9
Redemption of Shares..................................     9
Shareholder Services..................................    11
General Information...................................    12

--------------------------------------------------------------------------------

GENERAL SECURITIES is the registered service mark of General Securities, Incorporated

PRESIDENT         John P. Robinson
VICE              Mark D. Billeadeau
PRESIDENTS
                  Winfield S. Holland III
                  Craig H. Robinson
SECRETARY         John R. Houston
DIRECTORS         John P. Robinson,
                  CHAIRMAN
                  M. Michelle Coady
                  David W. Preus
                  LaVerne W. Rees
                  Oscar Victor
                  Charles J. Walton
                  James S. Womack

                                   ----------

INVESTMENT        Robinson Capital
ADVISOR AND       Management, Inc.
MANAGER
CUSTODIAN,        Investors Fiduciary
REGISTRAR AND     Trust Company
TRANSFER AGENT
GENERAL           Lindquist & Vennum PLLP
COUNSEL
INDEPENDENT       KPMG Peat Marwick LLP
AUDITORS

                                      LOGO
                               GENERAL SECURITIES
                                  INCORPORATED
              5100 EDEN AVENUE, SUITE 204, EDINA, MINNESOTA 55436
                                   PROSPECTUS
                  -------------------------------------------

                                      LOGO
                                    FOCUS ON
                                      ----
                                      TQM
                                      ----
                                 TOTAL QUALITY
                                   MANAGEMENT
                                   COMPANIES

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED MARCH 31, 1997

                        GENERAL SECURITIES, INCORPORATED

              5100 Eden Avenue, Suite 204, Edina, Minnesota  55436
                            Telephone (612) 927-6799

     General Securities, Incorporated (the "Fund") is a diversified open-end management investment company which seeks possible long-term capital appreciation and preservation of capital for its shareholders with reasonable risk. The Fund invests primarily, but not exclusively, in selected common stocks. Shares of the Fund may be purchased directly from the Fund at a price equal to the net asset value, as determined at the close of business immediately following receipt by the Fund of a subscription.

     This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a prospectus and should be read in conjunction with the Fund's current Prospectus, a copy of which may be obtained by telephone or written request to the Fund at the address and telephone number printed above.

     This Statement of Additional Information relates to the Fund's Prospectus dated March 31, 1997.

                                   ----------


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .     2
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . .     3
Investment Advisory, Management and Distribution
 Services. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
Brokerage. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . .     9
Calculation of Performance Data. . . . . . . . . . . . . . . . . . . . . .    10
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .    11
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . .    15
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .    16

                       INVESTMENT OBJECTIVES AND POLICIES

     As described in the Fund's Prospectus, the Fund's investment objective is to select securities with a view to possible long-term capital appreciation and preservation of capital. Consistent with that objective, the Fund believes companies implementing a Total Quality Management ("TQM") approach or using Continuous Quality Improvement ("CQI") practices throughout the company is, in general, best positioned for superior growth. The Fund intends to invest most of its assets in common stocks, although investments in corporate bonds, debentures or preferred stocks and United States Government Securities, in addition to certificates of deposit, bank depository accounts and other short-term investments, have and will be made as economic conditions dictate.

     In order to define its investment policies, the Fund has established certain rules and guidelines. Some have been voluntarily adopted and others have been required to meet either federal or state statutes. As indicated, some policies are in the form of fundamental policies or charter restrictions which may be changed only with the approval of a majority of the Fund's outstanding voting securities while others are subject to change by the Board of Directors. Without the affirmative vote of the lesser of (i) a majority of all outstanding shares of the Company, or (ii) 67% or more of the Company's shares represented at a meeting if more than 50% of all outstanding shares of the Company are represented in person or by proxy at such meeting, the Fund may not, among other things,:

     1.   Buy "on margin" or sell "short";

     2.   Borrow money;

     3.   Issue securities senior to the outstanding shares of common stock;

     4.   Act as underwriter;

     5. Invest more than 5% of the value of its total assets (taken at cost) in the securities of any one company, or purchase more than 10% of any class of voting securities or more than 10% of any class of securities of any one company;

     6. Invest more than 25% of the value of its total assets (taken at cost) in the securities of companies all of which conduct their principal business activities in the same industry;

     7. Invest in commodities or commodity contracts, or interests in real estate;

     8.   Lend money or assets;

     9. Purchase or retain the securities of any issuer if those officers and directors of the Fund or the advisor owning beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

     10.  Purchase the securities of any other investment company; or

     11. Invest in companies for the purpose of exercising control or management.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The directors and officers of the Fund are listed below together with their addresses and information as to their principal business occupations during the last five years (if other than their present business occupations) and other current business affiliations, including affiliation with the investment advisor.

     *JOHN P. ROBINSON, Chairman of the Board of Directors and President of the Fund, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. He is President and Treasurer of Robinson Capital. He is the father of Craig H. Robinson.

     M. MICHELLE COADY, Director of the Fund, 3236 48th Avenue South, Minneapolis, Minnesota 55406. She is Director of Corporate Quality, at The St. Paul Companies, Inc., St. Paul, MN, since 1995 and a proprietor of a consulting business since 1985. From 1991 to 1994, Ms. Coady was Senior Director of Continuous Quality Improvement, at HealthPartners, Inc., Minneapolis, MN.

     DAVID W. PREUS, Director of the Fund, 60 Seymour Avenue S.E., Minneapolis, Minnesota 55414. He is the Presiding Bishop Emeritus of The American Lutheran Church and a Distinguished Visiting Professor at Luther Northwestern Theological Seminary, St. Paul, Minnesota.

     LAVERNE W. REES, Director of the Fund, 13 Lily Pond Road, North Oaks, Minnesota 55110. He is a business consultant.

     OSCAR VICTOR, Director of the Fund, 3917 W. 24th Street, Minneapolis, Minnesota 55416. He is currently retired and the former President of Vic Research and Development Incorporated, a Minneapolis, Minnesota provider of consulting services. He is also the former Chief Executive Officer of Vic Manufacturing Co. Incorporated, a manufacturer of commercial dry cleaning and air pollution control equipment. He serves on the Board of Directors of Check Technology Corporation and Fidelity Bank.

--------------------
     *Designates director who is an "interested person" with respect to the Fund as defined in the Investment Company Act of 1940.

     CHARLES J. WALTON, Director of the Fund, 653 S.W. Thorn Hill Lane, Palm City, Florida. He is President of Walton Enterprise Leasing Co., a Minneapolis, Minnesota automobile, truck and equipment leasing corporation.

     JAMES S. WOMACK, Director of the Fund, 9905 Oak Shore Drive, Lakeville, Minnesota. He is Chairman of the Board of Sheldahl, Inc., a Northfield, Minnesota manufacturer of electronic materials and circuitry. He serves on the Board of Directors of Zytec Corp.

     MARK D. BILLEADEAU, Vice President of the Fund, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. He has served as a Vice President of Robinson Capital since February 1995. From September 1990 to February 1995, he was a Manager of Consulting Service of Craig-Hallum and its successor, Principal Financial Services, Inc.

     WINFIELD S. HOLLAND III, Vice President of the Fund, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. He was a registered representative of Hamilton Investments, Inc. from July 1993 through November 1994 and prior to July 1993 was a registered representative and Vice President of Craig-Hallum, Inc.

     JOHN R. HOUSTON, Secretary of the Fund, 4200 IDS Center, Minneapolis, Minnesota 55402. He is a partner of Lindquist & Vennum P.L.L.P., legal counsel for the Fund.

     CRAIG H. ROBINSON, Vice President of the Fund, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. He has worked in sales and marketing at Robinson Capital since August 1995 and is Vice President of Robinson Capital since February 1997. From August 1994 to August 1995, he worked as an Account Executive at Paine Webber Incorporated. From 1990 to August 1994, he worked as a Sales Manager at Comprehensive Loss Management, Inc. He is the son of John P. Robinson.

     On March 3, 1997, the officers and directors owned 52,817 shares, or 2.0% of the total number of the Fund shares outstanding.

REMUNERATION OF OFFICERS AND DIRECTORS

     The Fund does not pay any remuneration directly to its officers, but compensation of officers and employees is paid by Robinson Capital Management, Inc., its current investment advisor, and fees for legal services to the Fund are paid by the Fund to the law firm in which the Fund's Secretary is a partner. During the last fiscal year, the Fund paid Robinson Capital Management, Inc., a Minnesota corporation, its investment advisor for the year, $225,164 for investment advisory services, prior to an expense reimbursement.

     The directors who have no substantial interest in the investment advisor or its affiliates (Ms. Coady and Messrs. Preus, Rees, Victor, Walton and Womack) receive a nominal honorarium from the Fund for each directors' meeting attended (an aggregate of $8,400 during the last fiscal year).

            INVESTMENT ADVISORY, MANAGEMENT AND DISTRIBUTION SERVICES

     Robinson Capital Management, Inc. ("Robinson Capital"), a Minnesota corporation with offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436, is the Investment Advisor for the Fund and provides the Fund with professional investment supervision and management. Robinson Capital is an investment advisory firm controlled by John P. Robinson who has acted as the Fund's President and has served on the Board of Directors since the Fund's inception in 1951.

     From March 23, 1994 through November 30, 1994, the Fund's Investment Advisor was Alpha Source Asset Management, Inc. ("Alpha Source"), a wholly-owned subsidiary of Hamilton Investments, Inc. ("Hamilton Investments"), which in turn was a wholly-owned subsidiary of Household International, Inc., a holding company with its principal subsidiary engaged in financial services. From March 23, 1994 through November 30, 1994, the Fund's Administrator was Hamilton Investments. Prior to March 23, 1994, the Fund's Investment Advisor and its Administrator was Craig-Hallum, a division of Hamilton Investments ("Craig-Hallum").

     Pursuant to an Investment Advisory Agreement which was approved by the Fund's shareholders on March 3, 1995, Robinson Capital provides the Fund all necessary information, advice, recommendation services and determinations relating to investments and portfolio management. Orders for securities are placed by Robinson Capital with the view to obtaining the best combination of price and execution available. Robinson Capital attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition. Robinson Capital is authorized to place orders with various broker-dealers, subject to all applicable legal requirements. Robinson Capital may also place orders with broker-dealers that sell the Fund's shares, provided Robinson Capital believes the price and execution are comparable to other broker-dealers. A greater spread, discount or commission may be paid to broker-dealers that provide research services which may be used by Robinson Capital in managing assets of its clients, including the Fund. Although it is believed that research services received directly or indirectly benefit all of Robinson Capital's clients, the degree of benefit varies by account and is not directly related to the commissions or remuneration paid by the account.

     As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment advisory management fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. From March 23, 1994 to November 30, 1994, the Fund paid investment advisory fees to Alpha Source at the same rate as is paid Robinson Capital. Prior to March 23, 1994, the Fund paid investment advisory fees to Craig-Hallum at an annual rate of 1% for average net assets up to $15 million, 0.75% for the next $15 million of average net assets and 0.50% for net assets over $30 million. For the fiscal years ended November 30, 1996 and 1995, the advisory fees paid Robinson Capital were $225,164 and $183,570, respectively, and for the fiscal year ended November 30, 1994, the advisory fees paid Alpha Source and Craig Hallum were $191,997.

     Robinson Capital also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business pursuant to a Management Agreement which was approved by the Fund's shareholders on March 3, 1995. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents.
In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund, plus out-of-pocket expenses incurred in connection with shareholder servicing activities such as postage, data entry, stationery, tax forms and other printed material. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     During the fiscal year ended November 30, 1996 the Fund paid total fees to Robinson Capital amounting to $375,273. Of this amount, $225,164 was paid for investment advisory services and $150,109 was paid for non-investment management or administrative services. For the fiscal year ended November 30, 1995, Robinson Capital received $305,950 in total advisory and management fees from the Fund and for the fiscal year ended 1994, Alpha Source, Hamilton Investments and Craig-Hallum received $264,332 in total advisory and management fees from the Fund.

     The Fund's total net assets at the beginning and end of fiscal 1996 were $32,540,736 and $39,974,254, respectively. The combined advisory management fees and non-investment management and administrative fees of 1% on the first $100 million of the Fund's net assets and 3/4 of 1% on the next $150 million of the Fund's net assets are higher than similar fees paid by most mutual funds, many of which have net assets that are substantially larger than the net assets of the Fund.

     The Fund pays the investment advisory management fee, administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses.
However, Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1-1/2% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1-1/4% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. During fiscal 1994, the Fund was subject to identical expense limitations with Alpha Source, Hamilton Investments and Craig-Hallum. For the fiscal year ended

November 30, 1996, total expenses of the Fund amounted to $571,297 of which $8,514 was reimbursed by Robinson Capital. Net expenses to the Fund for the year ended November 30, 1996 were $562,783, or 1.50% of average net assets.

     Each of the Investment Advisory Agreement and Management Agreement will continue in force from year to year so long as the continuance is specifically approved at least annually (1) by the Board of Directors of the Fund or (2) by a vote of the majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by the vote of a majority of directors who are not interested persons of the Fund or Robinson Capital, cast in person at a meeting called for the purpose of voting on such approval. Each of the Investment Advisory Agreement and Management Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of the majority of the Fund's outstanding voting securities, or by Robinson Capital on 60 days' written notice. They each terminate automatically in the event of an assignment.

     The Fund serves as its own underwriter and distributor of its shares.

     Investors Fiduciary Trust Company ("IFTC"), 1004 Baltimore, 7th Floor, P.O. Box 419249, Kansas City, Missouri 64105-6249, currently serves as the Fund's Transfer Agent and Dividend Paying Agent and Custodian. IFTC, which is not affiliated with either the Fund or Robinson Capital, maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by IFTC and approved by the Board of Directors.

                                    BROKERAGE

     During the past fiscal year, the Fund had total purchases of portfolio securities, other than short-term securities, of $8,569,010 and sales of such securities of $5,362,630, resulting in portfolio turnover in that year of 18%, compared with 24% during fiscal 1995 and 42% during fiscal 1994. The Fund's total net assets at the beginning of fiscal 1996 were $32,540,736 and $39,974,254 at the end of the year. The total amount of brokerage fees for handling portfolio transactions of the Fund during the three fiscal years ended November 30, 1996, 1995 and 1994 were $24,420, $51,082 and $46,889, respectively.

     The Fund's brokerage business is distributed among various brokers and dealers, and the allocation is determined primarily at the discretion of the investment advisor. The Fund always seeks to effect its transactions in portfolio securities where it can get prompt execution of orders at the most favorable prices ("best execution"). The commissions charged by brokers and dealers vary and the Fund is not required by law to utilize the services of national securities exchange members or other brokers or dealers charging the lowest commission for any particular transaction.

     It is the practice of the Fund and its Investment Advisor to consider statistical and factual information, as well as reports on general market conditions, industry analysis and analysis of particular companies whose securities are publicly traded, furnished to them by investment banking firms as a factor in connection with allocation of brokerage business to such firms, provided the best execution is still obtained. Such services are generally provided to the investment advisor, to the extent that such services are used by it in rendering investment advice to the Fund, they tend to reduce the advisor's expenses. During fiscal 1996, certain brokers rendered research services to the Fund and in exchange for such services the Fund directed brokerage transactions to them. However, such placement of brokerage transactions was not pursuant to binding written agreement with such brokers. The aggregate amount of such transactions was $13,931,640; the aggregate amount of related commissions was $24,420.

     Where the concept of best execution is satisfied by two brokers and one broker charges a lower commission but does not provide such services, the advisor has indicated that it may place its orders with the broker charging a higher commission where the amount of such commission is reasonable in relation to the value of the brokerage and research services provided. If the investment advisor purchases such information its expenses will increase without reimbursement from the Fund. If it is concluded that it would be impractical for the advisor to attempt to provide the full range of services which are available from brokerage firms or if the advisor deems that it cannot afford purchasing such information and services, it may become necessary to pay a higher level of commissions to firms offering these services. The advisor will not institute such a policy without the prior authorization of its Board of Directors, however, and any such payments will be reviewed by the directors on at least a quarterly basis.

     The Fund made no allocation of brokerage business during the last fiscal year to those dealers and brokers who were sellers of the Fund's shares and no reciprocal brokerage business was received by the advisor. When appropriate, the advisor may make brokerage allocation to sellers of Fund shares in the current fiscal year. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principals, except where best execution may otherwise be obtained.

     Robinson Capital is not registered as a broker/dealer and, consequently, did not in either fiscal 1995 or 1996, and will not in fiscal 1997, be acting as broker in the execution of any orders for the Fund. The prior Investment Advisory Agreement permitted Hamilton Investments to act as broker in executing orders for the purchase and sale of securities in the Fund's portfolio but only if commissions charged did not exceed customary charges for such services. Such charges, if made, would not exceed the minimum charges for similar services provided to its most favored customers. In the past, most of the portfolio transactions have been executed by members of stock exchanges. During fiscal year 1994, the Fund paid Hamilton Investments or Craig-Hallum an aggregate $2,450 in brokerage commissions, which constituted 5.23% of all brokerage commissions paid by the Fund and reflects the utilization of Hamilton Investments or Craig-Hallum to effect 0.067% of the Fund's aggregate dollar amount of transactions involving the payment of commissions. The transactions effected by Hamilton Investments and Craig-Hallum were generally smaller aggregate dollar purchases, for which higher commissions were normally charged.

                        DETERMINATION OF NET ASSET VALUE

     Shares of the Fund may be purchased at a price equal to their net asset value. The net asset value of a Fund share is the proportionate interest of each share (or fractional share) in the net corporate assets. Net asset value varies as prices of portfolio securities fluctuate. It is computed not less frequently than once daily. For the purposes of determining the net corporate assets, securities are valued, as of the market close New York time, on the basis of the last sale (if a sale occurred that day). If no sale occurred that day, securities traded on a national securities exchange are valued at the last bid price, whereas securities traded on the Nasdaq National Market System or in the over-the-counter market are valued at the mean between the last bid and asked price, in all cases excluding brokerage commissions and odd lot premiums. Securities having no readily available market quotation and all other assets are valued in good faith at fair value under the direction of the Board of Directors.

     Computation of net asset value as of November 30, 1996 is illustrated below:

          Market value of portfolio securities . . . . . . .    $42,476,381
          Cash and receivables less liabilities . . . . . . .    (2,502,127)
                                                                -----------
          Net assets . . . . . . . . . . . . . . . . . . . .     39,974,254
                                                                -----------
                                                                -----------
          Number of shares outstanding . . . . . . . . . . .      2,485,550
          Net asset value per share (net assets
            divided by shares outstanding) . . . . . . . . .    $     16.08

The net asset value used by General Securities, Incorporated in selling and redeeming shares is that of the computation at the close of business immediately following the receipt of a subscription for shares or of a request for redemption.

                         CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Fund may refer to "average annual total return" and "cumulative total return." Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV
     Where:

     P    =    a hypothetical initial payment of $1,000
     T    =    average annual total return;
     n    =    number of years; and
     ERV  =    ending redeemable value at the end of the period of a
               hypothetical $1,000 payment made at the beginning of such period.

     The average annual compounded total return on investments in the Fund for the one, five and ten year periods ended December 31, 1996 were 20.0%, 12.7% and 13.2%, respectively.

     Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               CTR = (ERV - P) 100
                                     ---------
                                         P
     Where:

     CTR  =    Cumulative total return
     ERV  =    ending redeemable value at the end of the period of a
               hypothetical $1,000 payment made at the beginning of such period;
               and
     P    =    initial payment of $1,000

     The cumulative total return on investments in the Fund for the one, five and ten year periods ended December 31, 1996 were 20.0%, 82.2% and 245.9%, respectively.

     The calculations for both average annual total return and cumulative total return assume all dividends and all capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

                              SHAREHOLDER SERVICES

     LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN. A shareholder may automatically purchase additional shares of the Fund through the Low Minimum Initial Investment Plan or Automatic Investment Plan. The minimum initial investment in the Fund is $1,500. However, the Low Minimum Initial Investment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for a one year period. Under these Plans, monthly investments (minimum $100, except where reduction in certain cases by the Fund) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's account. By enrolling in either Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges, the same bank, savings and loan or credit union account must be designated for both the Automatic Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within five days after the Transfer Agent has received the written request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The payment of proceeds from the redemption of Fund shares purchased through the Automatic Investment Plan may be delayed to allow the check or transfer of funds for payment of the purchase to clear, which may take up to 15 calendar days from the purchase date. If a shareholder cancels the Low Minimum Initial Investment Plan before a one year period, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,500. The Fund may terminate or modify this privilege at any time.

     INDIVIDUAL RETIREMENT ACCOUNT (IRA PLAN), SEP-IRA PLANS AND SIMPLE IRA PLANS. Any individual with earned income can establish an individual retirement account (IRA) to provide retirement benefits to the individual. The Fund offers an IRA Plan funded with shares of the Fund. The Fund's IRA Plan follows the basic format of the Internal Revenue Service model plan, and accordingly, upon submission to the Service for approval, the Fund was advised that no further qualifying action was required by individuals adopting the IRA Plan. Any person with earned income may establish his or her own IRA by adopting the IRA Plan and may make annual contributions in an amount not exceeding the lesser of 100% of his or her adjusted gross income or $2,000. An individual can make an additional contribution of up to $2,000 to an IRA for a nonworking spouse if the combined contributions for both the individual's and his or her spouse's IRAs do not exceed 100% of the individual's or spouse's adjusted gross income. Such contributions are tax deductible by all individuals except those who are active participants, or whose spouses are active participants, in a qualified employer sponsored profit sharing or pension plan. For these individuals, the tax deduction is reduced or eliminated but income on such contributions continues to be currently tax deferred. Minimum annual distributions from the IRA are required beginning in the year following the year in which the individual attains age 70-1/2. Substantial tax penalties exist for premature distributions from the IRA Plan or for failure to make timely distributions and the adoption of such Plan should be reviewed by the individual and his or her attorney prior to investing.

     The IRA Plan may also be utilized by any person under age 70-1/2 to maintain the tax-sheltered treatment of benefits distributed from an employer's tax qualified pension plan because of the employee's termination of employment. Benefits distributed in a lump sum or installments for a period less than ten years can be invested in the IRA Plan, provided the employee elects either to make a direct rollover from the trustee of the employee's plan to the IRA Plan, or of the employee receives the distribution directly and invests in the IRA Plan within 60 days of such receipt. In this manner, assets from the previous employer's pension plan are reinvested, the tax consequences stemming from the distribution are deferred, and the assets deposited in the IRA Plan, at the option of the holder, may in the future be "rolled over" to a tax qualified pension plan of a subsequent employer.

     In addition, individuals covered by an employer sponsored Savings Incentive Match Plan for employees ("SIMPLE Plan") or Simplified Employee Pension-IRA Plan ("SEP-IRA Plan") may establish an IRA to which the employer can make tax deductible contributions as a uniform percentage of compensation. The employer sponsoring a SIMPLE Plan is required to make either a matching contribution of 100% of the employee's contributions up to 3% of the employee's compensation or a uniform contribution to all eligible employees equal to 2% of compensation. The employer sponsoring the SEP-IRA may contribute up to the lesser of $30,000 or 15% of the employee's compensation, up to a maximum compensation of $160,000 for 1997. SIMPLE Plans are a form of qualified retirement plan authorized by tax law changes in 1996 that are available to employers who employ 100 or less employees and may be established after January 1, 1997. No new SEP-IRA Plans may be established after December 31, 1996. SIMPLE Plans are exempt from many of the testing and other requirements imposed on qualified retirement plans. SIMPLE Plans and certain SEP-IRA Plans in existence prior to January 1, 1997 permit employees to elect to contribute portions of their pre-tax compensation to such plans in addition to the employer's contribution, subject to the above limitations. Generally, such individual contributions are limited to a maximum dollar amount of compensation each year ($6,000 for SIMPLE Plans and $9,500 for
SEP-IRA Plans for 1997).   The employee covered by a SEP-IRA Plan that prohibits
individual pre-tax contributions may make additional contributions of the lesser of $2,000 or 100% of compensation either to the SEP-IRA Plan or to a separate IRA which may be deductible. An IRA established pursuant to a SEP-IRA Plan or SIMPLE Plan may invest in the Fund.

     Under the Fund's IRA Plan, IFTC serves as custodian of the assets. IFTC will charge an annual maintenance fee of $12 for its custodial services. In addition, there will be a fee of $15 for a lump sum benefit distribution, but no fee for each periodic cash distribution received from the Fund. This fee schedule may be altered at any time by IFTC on 60 days' written notice. Persons opening an IRA Plan may rescind it upon written notice to the custodian on or before the seventh day following acceptance of the Plan by the custodian. Any individual rescinding an IRA Plan during the seven-day period will be fully reimbursed even though it is the Fund's practice to invest all proceeds immediately upon receipt. If the proceeds so invested depreciate prior to rescission, the investment advisor will absorb the loss. If the proceeds invested appreciate, the Fund will realize the gain. To date there has not been any rescission of an IRA Plan by any investor in the Fund. Shares held in an IRA Plan may be redeemed at any time pursuant to a proper redemption request. See "Redemption of Shares" in the Prospectus.

     EMPLOYER SPONSORED QUALIFIED RETIREMENT PLANS. Employer sponsored pension plans and their related trusts that are qualified under the Internal Revenue Code, including so-called Section 401(k) salary reduction plans, may invest in mutual funds such as General Securities, Incorporated. A SIMPLE Plan established by an employer with 100 or less employees under which contributions are made to a tax exempt trust rather than individual IRAs as described above may also invest in the Fund. SIMPLE Plans are a form of qualified retirement plan authorized by tax law changes in 1996 that are available to employers who employ 100 or fewer employees and may be established after January 1, 1997. The employer sponsoring a SIMPLE Plan is required to make either a matching contribution of 100% of the employee's contributions up to 3% of the employee's compensation or a uniform contribution to all eligible employees equal to 2% of compensation. Certain retirement plans permit employees to elect to contribute portions of their compensation pre-tax to such plans in addition to the employer's contribution, subject to the above limits. Generally, such individual contributions are limited to a maximum dollar amount of compensation each year ($6,000 for SIMPLE Plans and $9,500 for other qualified profit sharing plans for 1997). Such qualified retirement plans may also be established by self employed individuals for themselves and their eligible employees, if any. These individuals may make annual tax deductible contributions out of earned income to their self-employed plan, in amounts up to the lesser of $30,000 or 15 % of earned income (after such contributions of the contribution is discretionary (e.g., a profit sharing plan) or $30,000 or 25% if the contribution is fixed (e.g., a pension plan) to purchase shares of the Fund. Prior to 1997, the Fund provided a Self-Employed Retirement Plan document and Custodial Agreement for adoption by self-employed individuals. After 1996, self-employed individuals are responsible for amending the documents to maintain compliance with tax and other laws, or adopting new documents to maintain compliance with such laws. Initial and annual maintenance fees, withdrawal, termination and distribution fees are charged by IFTC, the custodian bank, according to a schedule of fees established in the Custodial Agreement. The fees are the same as the fees IFTC charges for IRA Plan services. The custodian has reserved the right to increase fees for its services on 60 days' written notice.

      It is recommended that interested persons consult with an attorney and a qualified trustee regarding the nature of such plans, including their tax consequences and dollar limitations. Since such a retirement investment program involves commitments covering future years and tax penalties for premature distributions, it is important that the investor consider the investment objectives of the Fund as described in the Prospectus and this Statement. The Fund may elect to provide quarterly statements containing information regarding transactions for the period covered in lieu of confirming each transaction to persons making purchases pursuant to the IRA Plan, SEP-IRA, SIMPLE IRA or employer sponsored qualified retirement plans.

     AUTOMATIC WITHDRAWAL PLAN. The owner of $10,000 or more of Fund shares at net asset value may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. Shares are redeemed on the 5th business day from the end of the month so that the payee will receive payment approximately the first week of the following month. When receiving payments under the Automatic Withdrawal Plan, any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

     The Fund reserves the right to amend the Automatic Withdrawal Plan on thirty days' written notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed. Additional information concerning signature guarantees appears under the section entitled "Redemption of Shares - Selling by Mail."

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholders
General Securities, Incorporated:

We have audited the accompanying statement of net assets of General Securities, Incorporated as of November 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights presented on page 4 of the Prospectus for each of the years in the ten-year period ended November 30, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of General Securities, Incorporated at November 30, 1996 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period ended November 30, 1996, in conformity with generally accepted accounting principles.



                              /s/ KPMG Peat Marwick LLP
                              KPMG Peat Marwick LLP



Minneapolis, Minnesota
December 27, 1996

                               GENERAL SECURITIES
                                  INCORPORATED

The total return for General Securities, Incorporated's (GSI) year ending November 30, 1996 was 18.15%. It was a good year during which our research team continued to improve the process we use to identify and evaluate companies that meet our dual requirements of being fundamentally undervalued AND committed to the principles of Total Quality Management (TQM). Companies which met both requirements and are new to GSI in fiscal 1996 include: W.W. Grainger, Inc., Manpower, Inc. and Ortel Corporation.

W.W. Grainger is a quality award winning industrial supply company and Manpower is a large ISO certified temporary staffing firm. We believe both W.W. Grainger and Manpower should benefit as organizations continue to outsource non-core business functions and operations. This theme of outsourcing along with the trend toward sole or single sourcing raw materials and other factors of production plays a significant role in our decision to own many of the companies in the GSI portfolio. We believe customer focused companies, looking back up the supply chain in an effort to improve their ability to meet or exceed customer's requirements, will seek out reliable customer focused, value producing suppliers and reward them with a more predictable and growing stream of business. W.W. Grainger contributed to the performance of GSI in fiscal 1996 while Manpower, Inc. lost a little ground from our original purchase; both companies remain in GSI's portfolio and we continue to believe they will provide excellent returns over the long term.

On a quality related note, Dana Commercial Credit Corporation, a division of Dana Corporation, won a 1996 Malcolm Baldrige award. We have owned Dana Corporation in the GSI portfolio since fiscal 1995 and added to our position in 1996. We remain confident that one of the keys to help unlock the value of Dana Corporation can be found in the growing commitment to quality and customer service by each Dana employee.

Looking forward to 1997 we will continue to improve our process for finding undervalued quality oriented companies and will continue to hold cash reserves for future investment opportunities.

General Securities declared a fourth quarter dividend of $0.98 a share of which $.804 was from net long term gains, and $.176 from net short term capital gains bringing total distributions for 1996 to $1.16. This is our One Hundred Eighty-second consecutive quarterly dividend paid.

John P. Robinson
President

PERFORMANCE

November 30, 1996

General Securities, Incorporated

The following graph was prepared assuming a hypothetical investment of $10,000 on December 1, 1986. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                                     [GRAPH]


Past Performance is not indicative of future performance.

* These are the portfolios total returns during the period including reinvestment of all dividend and capital gains distributions.

** This is an unmanaged index.


                                              STATEMENT OF NET ASSETS NOVEMBER 30, 1996

                                                               ASSETS

                                                                                                     Number of      Market
                                                                                                      shares        value (a)
                                                                                                     ---------    -----------

INVESTMENT SECURITIES (percentages represent value of investments compared to total net assets):
  COMMON STOCK (87.81%):
     Automotive (1.64%):
        Ford Motor Company (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,000    $   655,000
                                                                                                                  -----------
     Auto Parts - Original Equipment (5.91%):
        Dana Corp. (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          45,000      1,400,625
        Tower Automotive (e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30,000        963,750
                                                                                                                  -----------
                                                                                                                    2,364,375
                                                                                                                  -----------
     Banking (4.17%):
        Banc One (c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          35,000      1,666,875
                                                                                                                  -----------
     Chemicals (5.14%):
        Air Products & Chemicals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9,000        625,500
        Eastman Chemical Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25,000      1,428,125
                                                                                                                  -----------
                                                                                                                    2,053,625
                                                                                                                  -----------
     Communications Equipment (1.97%):
        Ortel Corp. (b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          35,000        787,500
                                                                                                                  -----------
     Computers & Software (6.78%):
        IBM (d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          17,000      2,709,375
                                                                                                                  -----------
     Education (2.67%):
        National Computer Systems. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          45,000      1,068,750
                                                                                                                  -----------
     Electrical Machinery, Equipment and Supplies (3.98%)
        Grainger (W.W.) Inc. (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,000      1,590,000
                                                                                                                  -----------
     Electronics (14.16%):
        Intel Corp. (c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000      1,268,750
        Motorola, Inc. (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000        553,750
        Solectron Corp. (c), (e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,000      1,170,000
        Xerox Corp (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30,000      1,473,000
        Zygo Corp. (d), (e). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30,000      1,192,500
                                                                                                                  -----------
                                                                                                                    5,658,750
                                                                                                                  -----------
     Hospital Suppliers (3.19%):
        Johnson & Johnson (d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          24,000      1,275,000
                                                                                                                  -----------
     Household Appliances (2.50%):
        Whirlpool Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,000      1,000,000
                                                                                                                  -----------
     Information Services (2.97%):
        Hewlett-Packard (d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          22,000      1,185,250
                                                                                                                  -----------
     Paper & Forest Products (8.54%):
        Boise Cascade (d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,000        620,000
        Mead Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20,000      1,185,000
        Weyerhausor Co. (d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          35,000      1,610,000
                                                                                                                  -----------
                                                                                                                    3,415,000
                                                                                                                  -----------
     Pharmaceuticals (5.19%):
        Merck. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          25,000      2,075,000
                                                                                                                  -----------
     Photography (1.62%):
        Eastman Kodak. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8,000        648,000
                                                                                                                  -----------
     Printing & Publishing (1.78%):
        Banta Corp. (d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30,000        712,500
                                                                                                                  -----------
     Retail & Wholesale (2.41%):
        Corning, Inc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          16,000    $   648,000
        Raven Industries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          15,000        315,000
                                                                                                                  -----------
                                                                                                                      963,000
                                                                                                                  -----------
     Service Agency (4.90%):
        Manpower (b) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          60,000      1,957,500
                                                                                                                  -----------
     Steel/Producers (4.92%):
        Inland Steel (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          45,000        838,125
        LTV Corp. (d). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         105,000      1,128,750
                                                                                                                  -----------
                                                                                                                    1,966,875
                                                                                                                  -----------
     Utilities (3.37%)
        GTE (c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30,000      1,346,250
                                                                                                                  -----------
          Total common stock (cost $23,333,155). . . . . . . . . . . . . . . . . . . . . . . .                     35,098,625
                                                                                                                  -----------

  U.S. TREASURY BILLS (16.18%):
        $2,000,000, 5.12%, due 02/20/97 (f). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,977,635
        $4,500,000, 5.26%, due 12/12/96 (f). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,492,974
                                                                                                                  -----------
          Total U.S. Treasury Bills (cost $6,470,609). . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,470,609
                                                                                                                  -----------

  MONEY MARKET INSTRUMENT (2.27%)
        State Street Capital Markets Sweep Account Variable Rate, 4.00% (cost $907,147). . . . . . . . . . . .        907,147
                                                                                                                  -----------
  Total investment securities (cost $30,710,911) (g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42,476,381
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,400
  Prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            264
  Receivable for capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            889
  Dividends receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         89,990
  Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            202
                                                                                                                  -----------
          Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $42,570,126
                                                                                                                  -----------

                                                             LIABILITIES

  Payable to advisor for advisory and administration fees. . . . . . . . . . . . . . . . . . . . . . . . . . .        109,571
  Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         50,516
  Dividend payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,435,785
                                                                                                                  -----------
    Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,595,872
                                                                                                                  -----------
  Net assets applicable to outstanding capital stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $39,974,254
                                                                                                                  -----------

  Represented by:
     Capital stock - authorized 10,000,000 shares of $.01 par value per share; outstanding 2,485,550 shares. .         24,856
     Capital surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28,246,163
     Distributions in excess of net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (59,425)
     Excess distribution of realized gain. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (2,810)
     Unrealized appreciation of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11,765,470
                                                                                                                  -----------
  Net assets applicable to outstanding capital stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $39,974,254
                                                                                                                  -----------
                                                                                                                  -----------
  Net asset value per share of outstanding capital stock . . . . . . . . . . . . . . . . . . . . . . . . . . .         $16.08
                                                                                                                       ------
                                                                                                                       ------
                                                NOTES OF INVESTMENT SECURITIES LIST:
                                                          NOVEMBER 30, 1996

(a)  Investment securities are valued by the procedures described in note 1 to the financial statements.
(b)  New holding in fiscal 1996.
(c)  Holding decreased in fiscal 1996.
(d)  Holding increased in fiscal 1996.
(e)  Currently non-income producing.
(f)  Rate shown in annualized yield on date of purchase.
(g)  At November 30, 1996 the cost of securities for federal income tax purposes was $30,710,911, and the aggregate unrealized appreciation and depreciation based on that cost was:
     Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $12,852,202
     Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (1,086,732)
                                                                                                                  -----------
                                                                                                                  $11,765,470
                                                                                                                  -----------
                                                                                                                  -----------


                                                       STATEMENT OF OPERATIONS
                                                    YEAR ENDED NOVEMBER 30, 1996


INVESTMENT INCOME:
  Income:
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   359,281
     Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        618,620
                                                                                                                  -----------
        Total income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        977,901
                                                                                                                  -----------
  Expenses (note 2):
     Investment advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        225,164
     Management administration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        150,109
     Shareholder notices and reports . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,978
     Auditing and tax services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         22,000
     Custodian and portfolio accounting fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         54,742
     Transfer agent, registrar and disbursing agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . .         71,118
     Legal services. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,372
     Directors' fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,400
     Federal and state registration fees and expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,775
     Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,639
                                                                                                                  -----------
        Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        571,297
     Reimbursement from advisor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (8,514)
                                                                                                                  -----------
     Total Net Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        562,783
                                                                                                                  -----------
     Investment income - net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        415,118
                                                                                                                  -----------
  Realized and unrealized gains from investments - net:
     Net realized gains on securities transactions (note 3). . . . . . . . . . . . . . . . . . . . . . . . . .      2,418,144
     Net change in unrealized appreciation or depreciation of investments. . . . . . . . . . . . . . . . . . .      3,654,851
                                                                                                                  -----------
     Net gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,072,995
                                                                                                                  -----------
     Net increase in net assets resulting from operations. . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 6,488,113
                                                                                                                  -----------
                                                                                                                  -----------



See accompanying notes to financial statements.



                                                 STATEMENTS OF CHANGES IN NET ASSETS
                                               YEARS ENDED NOVEMBER 30, 1996 AND 1995

                                                                                                       1996           1995
                                                                                                   -----------    -----------

OPERATIONS:
  Investment income - net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   415,118    $   548,798
  Net realized gains on securities transactions. . . . . . . . . . . . . . . . . . . . . . . .       2,418,144      2,152,377
  Net change in unrealized appreciation or depreciation of investments . . . . . . . . . . . .       3,654,851      5,463,563
                                                                                                   -----------    -----------
  Net increase in net assets from operations . . . . . . . . . . . . . . . . . . . . . . . . .       6,488,113      8,164,738
                                                                                                   -----------    -----------
  Distributions of shareholders from:
  Investment income - net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (415,118)      (547,428)
  Excess distributions of net investment income. . . . . . . . . . . . . . . . . . . . . . . .         (26,412)            --
  Net realized gains on securities transactions. . . . . . . . . . . . . . . . . . . . . . . .      (2,435,785)    (2,138,401)
                                                                                                   -----------    -----------
  Total distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,877,315)    (2,685,829)
                                                                                                   -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sales of 282,594 and 161,653 shares, respectively (note 2) . . . . . . . . . .       4,314,439      2,338,462
  Net asset value of 168,361 and 25,125 shares, respectively, issued in reinvestment of
  net investment income and net realized gain distributions. . . . . . . . . . . . . . . . . .       2,476,566        350,616
  Payments for redemptions of 192,906 and 158,779 shares, respectively (note 2). . . . . . . .      (2,968,285)    (2,208,218)
                                                                                                   -----------    -----------
  Increase in net assets from capital share transactions, representing net increase of
  258,049 and 27,999 shares respectively . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,822,720        480,860
                                                                                                   -----------    -----------
  Total increase in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7,433,518      5,959,769
NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      32,540,736     26,580,967
                                                                                                   -----------    -----------
  End of year (including distributions in excess of net investment income of $59,425 and
  $33,013, respectively) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $39,974,254    $32,540,736
                                                                                                   -----------    -----------
                                                                                                   -----------    -----------



See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1996

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company.

     The significant accounting policies followed by the Fund are summarized as follows:

     INVESTMENTS IN SECURITIES
     Securities listed on national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

     Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis and, except for original issue discount, the Fund does not amortize discounts and premiums for financial reporting purposes.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     FEDERAL INCOME TAXES
     It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

     DISTRIBUTIONS
     Distributions to shareholders from investment income are made quarterly and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

     Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund. The effect on distributions of this book-to-tax difference is presented as "excess distributions of net investment income" in the statement of changes in net assets and the financial highlights.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets. 1.25% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million.
     For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3)  SECURITIES TRANSACTIONS
     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $8,569,010 and $5,362,630, respectively, for the year ended November 30, 1996.

                                     PART C

                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     The following financial statements and exhibits have been filed as part of the Registration Statement:

a.   FINANCIAL STATEMENTS:

     1.   Independent Auditors' Report dated December 27, 1996 (included in
          Part B);

     2.   Statement of Net Assets as of November 30, 1996 (included in Part B);

     3. Statement of Operations for the year ended November 30, 1996 (included in Part B);

     4. Statements of Changes in Net Assets for each of the years in the two-year period ended November 30, 1996 (included in Part B);

     5.   Notes to Financial Statements (included in Part B);

Other schedules have been omitted since they are not applicable or are not required by Regulation S-X.

b.   EXHIBITS:

     1. Articles of Incorporation of the Fund now in effect, filed as Exhibit 1 to initial Form N-1 Registration Statement, File No. 2-77092, are incorporated herein by reference.

     2. By-Laws of the Fund, filed as Exhibit 2 to initial Form N-1 Registration Statement, File No. 2-77092, are incorporated herein by reference.

     3.   Not Applicable.

     4.   Not Applicable.

     5.1 Investment Advisory Agreement between the Fund and Robinson Capital Management, Inc., filed as Exhibit 5.1 to Form N-1A Registration Statement, Amendment No. 14, File No. 2-77092, is incorporated herein by reference.

     5.2 Management Agreement between the Fund and Robinson Capital Management, Inc., filed as Exhibit 5.2 to Form N-1A Registration Statement, Amendment No. 14, File No. 2-77092, is incorporated herein by reference.

     6.   Not Applicable.

     7.   Not Applicable.

     8. Custodian Agreement between the Fund and Investors Fiduciary Trust Company, filed as Exhibit 8 to Form N-1A Registration Statement, Amendment No. 13, File No. 2-77092, is incorporated herein by reference.

     9. Transfer Agency Agreement between the Fund and Investors Fiduciary Trust Company, filed as Exhibit 9 to Form N-1A Registration Statement, Amendment No. 13, File No. 2-77092, is incorporated herein by reference.

     10. Opinion of Counsel as to the legality of the securities being registered, filed as Exhibit 7 to initial Form N-1 Registration Statement, File No. 2-77092, is incorporated herein by reference.

     11.  Independent Auditors' Consent.

     12.  Not Applicable.

     13.  Not Applicable.

     14. General Securities, Incorporated Prototype Individual Retirement Custodial Account (including Transmittal Letter, Disclosure Statement, Membership Agreement, Master Plan and Trust, and Request for Transfer of IRA account), filed as Exhibit 9 to initial Form N-1 Registration Statement, File No. 2-77092, is incorporated herein by reference.

     15.  Not Applicable.

     16. Schedule of Computation of Performance Quotations in Calculation of Performance Data.

     17.  Financial Data Schedule.

     18.  Not Applicable.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     All of the officers and one of the directors of the Fund are employees of Robinson Capital Management, Inc., the Fund's investment advisor.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                                  NUMBER OF
     TITLE OF CLASS                           HOLDERS OF RECORD
     --------------                           -----------------

     Common Stock par value $.01 per
     share as of March 3, 1997                    2,650,112

ITEM 27.  INDEMNIFICATION

     Minnesota Statutes Section 302A.521 provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of such person against judgments, penalties, fines, including, without limitation, excise taxes assessed against such person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by such person in connection with the proceeding, if, with respect to the acts or omissions of such person complained of in the proceeding, such person (1) has not been indemnified therefor by another organization or employee benefit plan; (2) acted in good faith; (3) received no improper personal benefit and Section 302A.255 (with respect to director conflicts of interest), if applicable, has been satisfied; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) reasonably believed that the conduct was in the best interest of the corporation in the case of acts or omissions in such person's official capacity for the corporation, or reasonably believed that conduct was not opposed to the best interests of the corporation in the case of acts or omissions in such person's official capacity for other affiliated organizations.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Robinson Capital Management, Inc., the Fund's Investment Advisor, was organized in 1994. Its activities are limited to acting as an investment advisor.

     The officers and directors of Robinson Capital Management, Inc., together with a description of their business, profession, vocation or employment during the past two fiscal years, is listed below. The principal business address of all such persons, except Mr. Houston, is 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436.

     JOHN P. ROBINSON, President and Treasurer of Robinson Capital Management, Inc., November 1994 to present; Chairman of the Board of Directors and President of the Registrant.

     MARK D. BILLEADEAU, Vice President of Robinson Capital Management, Inc., from February 1995 to present; Vice President of the Registrant from February 1997 to present; Manager (Consulting Service) of Craig-Hallum, Inc., and its successor, Principal Financial Services, Inc., from September 1990 to February 1995.

     WINFIELD S. HOLLAND III, Vice President of Robinson Capital Management, Inc., December 1994 to present; Vice President of the Registrant; registered representative of Hamilton Investments, Inc. from July 1993 to December 1994; registered representative and Vice President of Craig-Hallum, Inc. prior to July 1993.

     CRAIG H. ROBINSON, sales and marketing position at Robinson Capital Management, Inc., from August 1995 to present; Vice President of Robinson Capital since February 1997; Vice President of the Registrant from February 1997 to present; Account Executive with Paine Webber Incorporated from August 1994 to August 1995.

     JOHN R. HOUSTON, 4200 IDS Center, Minneapolis, Minnesota 55402, Secretary of Robinson Capital Management, Inc., and the Registrant from December 1994 to present; Partner of Lindquist & Vennum P.L.L.P.

     RENEE A. RASMUSSON, Assistant Treasurer of Robinson Capital Management, Inc., December 1994 to present; employee of Hamilton Investments, Inc. from July 1993 to July 1994; Vice President of Craig-Hallum, Inc. prior to July 1993.

     LORY M. HASSLER, Assistant Secretary of Robinson Capital Management, Inc., December 1994 to present; registered representative of Hamilton Investments, Inc. from July 1993 to December 1994; registered representative and Vice President of Craig-Hallum, Inc. prior to July 1993.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a)  None; the Registrant acts as its own underwriter.

     (b)  None; the Registrant acts as its own underwriter.

     (c)  None; the Registrant acts as its own underwriter.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Robinson Capital Management, Inc. at its offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436 except those books, records and other documents maintained by the custodian, transfer agent and registrar, Investors Fiduciary Trust Company, which are located at its offices at 1004 Baltimore, 7th Floor, Kansas City, Missouri 64105.

ITEM 31.  MANAGEMENT SERVICES

     Not Applicable.

ITEM 32.  UNDERTAKINGS

     The Registrant hereby undertakes to furnish to each person to whom the Prospectus included in this Registration Statement is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Edina, State of Minnesota, on the 26th day of March, 1997.

                              GENERAL SECURITIES, INCORPORATED


                              By /s/ John P. Robinson
                                 -----------------------------------------------
                                  John P. Robinson, President


     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below on the 26th day of March, 1997, by the following persons in the capacities indicated.

    Signature                                    Title
    ---------                                    -----


 /s/ John P. Robinson                   President
-----------------------------------     (principal executive, financial
    John P. Robinson                    and accounting officer) and Director


 /s/ M. Michelle Coady                  Director
-----------------------------------
   M. Michelle Coady


 /s/ David W. Preus                     Director
-----------------------------------
    David W. Preus

 /s/ LaVerne W. Rees                    Director
-----------------------------------
    LaVerne W. Rees

 /s/ Oscar Victor                       Director
-----------------------------------
    Oscar Victor

                                        Director
-----------------------------------
    Charles J. Walton

 /s/ James S. Walton                    Director
-----------------------------------
    James S. Womack